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                                                                    EXHIBIT 99.1

             DIVALL INSURED INCOME PROPERTIES 2 LIMITED PARTNERSHIP

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Divall Insured Income Properties 2 Limited Partnership (the "Company") certifies that the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

                               THE PROVO GROUP, INC., General Partner

Dated:   May 15, 2003     By     /s/ Bruce A. Provo
                            -------------------------------------------
                                 President, Chief Executive Officer and
                                 Chief Financial Officer

        This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.